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                                                                  Exhibit 10.15


                                            SECOND AMENDMENT AND CONSENT dated
                                    as of March 23, 2000 (this "AMENDMENT AND
                                    CONSENT"), to the Credit Agreement dated as of December 22, 1999 (the "CREMASCOLI CREDIT AGREEMENT"; capitalized terms used and not otherwise defined herein are used with the same meanings as in the Cremascoli Credit Agreement), among CREMASCOLI ORTHO HOLDING S.A., a societe anonyme organized under the laws of the Republic of France (the "BORROWER"), the LENDERS party thereto, CHASE MANHATTAN BANK, PARIS BRANCH, as the agent for such lenders (in such capacity, the "LOCAL AGENT"), THE CHASE MANHATTAN BANK, as United States administrative agent (in such capacity, the "US ADMINISTRATIVE AGENT") for certain United States lenders (the "US LENDERS") and BANK OF AMERICA N.A., as United States syndication agent.


                  A. Pursuant to the Cremascoli Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrower has informed the Local Agent and the US Administrative Agent that it seeks the agreement of the Lenders and the consent of the US Lenders to an amendment to the Cremascoli Credit Agreement.

                  C. The Required Lenders are willing to agree to, and the US Required Lenders are willing to consent to, such amendment pursuant to the terms and subject to the conditions set forth herein.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT TO THE CREMASCOLI CREDIT AGREEMENT.
Section 3.06 of the Cremascoli Credit Agreement is hereby amended by deleting the period at the end of such Section and adding the following proviso:

         ; PROVIDED THAT the Lien created by the pledge of shares held by the Borrower in Cremascoli Ortho S.A., a corporation incorporated under the laws of Spain, shall constitute a first ranking pledge as promptly as possible and, in any event, no later than December 31, 2000.

                  SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment and Consent, (a) the representations and warranties set forth in
Article III of the Cremascoli Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.


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                  SECTION 3. EFFECTIVENESS. This Amendment and Consent shall become effective as of the date that the US Administrative Agent or its counsel shall have received counterparts of this Amendment and Consent, when taken together, bear the signatures of the Borrower, the Required Lenders and the US Required Lenders.

                  SECTION 4. EFFECT OF AMENDMENT AND CONSENT. Except as expressly set forth herein, this Amendment and Consent shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Local Agent under the Cremascoli Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Cremascoli Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Cremascoli Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment and Consent shall apply and be effective only with respect to the schedule of the Cremascoli Credit Agreement specifically referred to herein.

                  SECTION 5. COUNTERPARTS. This Amendment and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment and Consent by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 6. APPLICABLE LAW. THIS AMENDMENT AND CONSENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE REPUBLIC OF FRANCE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SECTION 7. HEADINGS. The headings of this Amendment and Consent are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Consent to be duly executed by their respective authorized officers as of the day and year first above written.


                                  CREMASCOLI ORTHO HOLDING S.A.,
                                  as the Borrower,


                                  by     /s/ Edgardo Cremascoli
                                        ---------------------------
                                        Name:  Edgardo Cremascoli
                                        Title: Director


                                  CHASE MANHATTAN BANK,
                                  PARIS BRANCH,
                                  as a Lender and as the Local Agent,


                                  by     /s/ Marc Danan
                                        ---------------------------
                                        Name:  Marc Danan
                                        Title: V.P.


                                  THE CHASE MANHATTAN BANK,
                                  as US Administrative Agent and as a US Lender,


                                  by     /s/ Stephen P. Rochford
                                        ---------------------------
                                        Name:  Stephen P. Rochford
                                        Title: Vice President


                                  BANK OF AMERICA, N.A.,
                                  as US Syndication Agent and as a US Lender,


                                  by     /s/ David H. Strickert
                                        ---------------------------
                                        Name:  David H. Strickert
                                        Title: Principal


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                                  FLEET NATIONAL BANK,
                                  as a US Lender,

                                  by     /s/ G. J. Collins
                                        ---------------------------
                                        Name:  G. J. Collins
                                        Title: Senior Vice President


                                  FIRST UNION NATIONAL BANK,
                                  as a US Lender,

                                  by     /s/ Joyce L. Barry
                                        ---------------------------
                                        Name:  Joyce L. Barry
                                        Title: SVP


                                  U.S. BANK NATIONAL ASSOCIATION,
                                  as a US Lender,

                                  by     /s/ Sarah L. Hemmer
                                        ---------------------------
                                        Name:  Sarah L. Hemmer
                                        Title: Vice President


                                  BANKERS TRUST COMPANY,
                                  as a US Lender,

                                  by     /s/ Susan L. LeFevre
                                        ---------------------------
                                        Name:  Susan L. LeFevre
                                        Title: Director


                                  SUNTRUST BANK, NASHVILLE, N.A.,
                                  as a US Lender,

                                  by     /s/ W. Brooks Hubbard
                                        ---------------------------
                                        Name:  W. Brooks Hubbard
                                        Title: AVP
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